UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2009

PIONEER SOUTHWEST ENERGY PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-34032	26-0388421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 444-9001

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 3, 2009, Pioneer Southwest Energy Partners L.P. (the "Partnership") filed a Current Report on Form 8-K (the "Initial Report") to report, among other things, the closing of its purchase of certain oil and gas properties (the "Acquired Property Interests") from Pioneer Natural Resources USA, Inc., a wholly-owned subsidiary of Pioneer Natural Resources Company. This Current Report on Form 8-K/A (the "Amendment") amends and supplements the Initial Report to include the financial statements of the Acquired Property Interests and the pro forma financial statements of the Partnership required by Item 9.01. No other amendments to the Initial Report are being made by this Amendment.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Audited financial statements of the Acquired Property Interests as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006 and unaudited financial statements of the Acquired Property Interests as of June 30, 2009 and for the six months ended June 30, 2009 and 2008, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(b)	Pro Forma Financial Information

Unaudited pro forma financial statements of the Partnership as of June 30, 2009, for the six months ended June 30, 2009 and 2008 and for the years ended December 31, 2008, 2007 and 2006, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(d)	Exhibits

2.1* – Purchase and Sale Agreement dated August 31, 2009, among Pioneer Natural Resources USA, Inc., Pioneer Southwest Energy Partners USA LLC and Pioneer Southwest Energy Partners L.P. (incorporated by reference to Exhibit 2.1 to the Partnership's Current Report on Form 8-K filed with the SEC on September 3, 2009).

10.1 – Omnibus Operating Agreement dated August 31, 2009, between Pioneer Natural Resources USA, Inc. and Pioneer Southwest Energy Partners USA LLC (incorporated by reference to Exhibit 10.1 to the Partnership's Current Report on Form 8-K filed with the SEC on September 3, 2009).

10.2 – First Amendment dated August 31, 2009 to Omnibus Operating Agreement dated May 6, 2008, between Pioneer Natural Resources USA, Inc. and Pioneer Southwest Energy Partners USA LLC (incorporated by reference to Exhibit 10.2 to the Partnership's Current Report on Form 8-K filed with the SEC on September 3, 2009).

23.1 – Consent of Ernst & Young LLP.

99.1 – Unaudited pro forma financial statements of the Partnership as of June 30, 2009, for the six months ended June 30, 2009 and 2008 and for the years ended December 31, 2008, 2007 and 2006.

99.2 – Audited financial statements of the Acquired Property Interests as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006 and unaudited financial statements of the Acquired Property Interests as of June 30, 2009 and for the six months ended June 30, 2009 and 2008.

___________

*

Pursuant to the rules of the Commission, the schedules and similar attachments to the agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER SOUTHWEST ENERGY PARTNERS L.P.

	By:	Pioneer Natural Resources GP LLC, its
general partner

	By:	/s/ Frank W. Hall
Frank W. Hall,
Vice President and Chief
Accounting Officer

Dated: October 15, 2009

PIONEER SOUTHWEST ENERGY PARTNERS L.P.

EXHIBIT INDEX

Exhibit No.	Description

2.1* –

Purchase and Sale Agreement dated August 31, 2009, among Pioneer Natural Resources USA, Inc., Pioneer Southwest Energy Partners USA LLC and Pioneer Southwest Energy Partners L.P. (incorporated by reference to Exhibit 2.1 to the Partnership's Current Report on Form 8-K filed with the SEC on September 3, 2009).

10.1 –

Omnibus Operating Agreement dated August 31, 2009, between Pioneer Natural Resources USA, Inc. and Pioneer Southwest Energy Partners USA LLC (incorporated by reference to Exhibit 10.1 to the Partnership's Current Report on Form 8-K filed with the SEC on September 3, 2009).

10.2 –

First Amendment dated August 31, 2009 to Omnibus Operating Agreement dated May 6, 2008, between Pioneer Natural Resources USA, Inc. and Pioneer Southwest Energy Partners USA LLC (incorporated by reference to Exhibit 10.2 to the Partnership's Current Report on Form 8-K filed with the SEC on September 3, 2009).

23.1(a) – Consent of Ernst & Young LLP.

99.1(a) – Unaudited pro forma financial statements of the Partnership as of June 30, 2009, for the six months ended June 30, 2009 and 2008 and for the years ended December 31, 2008, 2007 and 2006.

99.2(a) – Audited financial statements of the Acquired Property Interests as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006 and unaudited financial statements of the Acquired Property Interests as of June 30, 2009 and for the six months ended June 30, 2009 and 2008.

________

(a)   Filed herewith.

*

Pursuant to the rules of the Commission, the schedules and similar attachments to the agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.